As filed with the Securities and Exchange Commission on March 9, 2016

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ENPHASE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1420 N. McDowell Blvd Petaluma, CA 94954 (707) 774-7000	20-4645388
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)	(I.R.S. Employer Identification No.)

2011 Equity Incentive Plan 2011 Employee Stock Purchase Plan (Full titles of the plans)

Paul B. Nahi

Chief Executive Officer

c/o Enphase Energy, Inc.

1420 N. McDowell Blvd.

Petaluma, CA 94954

(707) 774-7000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

John H. Sellers

Cooley LLP

3175 Hanover Street

Palo Alto, California 94304

(650) 843-5000

Facsimile: (650) 849-7400

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated filer	☐	Accelerated filer	☒
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, par value $0.0001 per share	2,392,345 shares	$3.00	$7,177,035.00	$722.73

(1)	Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s Common Stock that become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of the Registrant’s Common Stock.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) and Rule 457(c) promulgated under the Securities Act. The offering price per share and the aggregate offering price are based upon the average of the high and low prices of the Registrant’s Common Stock as reported on the NASDAQ Global Market on March 3, 2016. The chart below details the calculations of the registration fee:

Securities	Number of Shares	Offering Price Per Share	Aggregate Offering Price
Shares reserved for future issuance under the 2011 Equity Incentive Plan	2,061,949	$3.00	$6,185,847.00
Shares reserved for future issuance under the 2011 Employee Stock Purchase Plan	330,396	$3.00	$991,188.00
Proposed Maximum Aggregate Offering Price			$7,177,035.00
Registration Fee			$722.73

EXPLANATORY NOTE

This Registration Statement on Form S-8 is being filed for the purpose of registering an additional (i) 2,061,949 shares of the common stock of Enphase Energy, Inc. (the “Registrant”) to be issued pursuant to the Registrant’s 2011 Equity Incentive Plan and (ii) 330,396 shares of the Registrant’s common stock to be issued pursuant to the Registrant’s 2011 Employee Stock Purchase Plan.

INCORPORATION BY REFERENCE OF CONTENTS OF

REGISTRATION STATEMENT ON FORM S-8

The contents of the Registration Statement on Form S-8 previously filed with the Securities and Exchange Commission on March 10, 2015 (File No. 333-202630), March 24, 2014 (File No. 333-194749), March 5, 2013 (File No. 333-187057) and May 14, 2012 (File No. 333-181382) are incorporated by reference herein.

EXHIBITS

Exhibit Number	Exhibit Title

3.1	Amended and Restated Certificate of Incorporation of Enphase Energy, Inc. (1)

3.2	Amended and Restated Bylaws of Enphase Energy, Inc. (2)

4.1	Specimen Common Stock Certificate of Enphase Energy, Inc. (3)

4.2	2010 Amended and Restated Investors’ Rights Agreement by and between Enphase Energy, Inc. and the investors listed on Exhibit A thereto, dated March 15, 2010, as amended. (3)

4.3	Form of June 2011 Warrant to Purchase Common Stock of Enphase Energy, Inc. pursuant to that certain Amended and Restated Subordinated Convertible Loan Facility and Security Agreement. (4)

4.4	Form of November 2011 Warrant to Purchase Common Stock of Enphase Energy, Inc. pursuant to that certain Amended and Restated Subordinated Convertible Loan Facility and Security Agreement. (5)

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

23.2	Consent of Deloitte & Touche LLP, independent registered public accounting firm.

24.1 99.1 99.2	Power of Attorney (reference is made to the signature page of this Form S-8). 2011 Equity Incentive Plan and forms of agreement thereunder. (6) 2011 Employee Stock Purchase Plan. (7)

(1)	Previously filed as Exhibit 3.1 to the Current Report on Form 8-K (001-35480), filed with the Securities and Exchange Commission on April 6, 2012, and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.5 to Amendment No. 7 to the Company’s Registration Statement on Form S-1, as amended (333-174925), filed with the Commission on March 12, 2012, and incorporated by reference herein.
(3)	Previously filed as the like numbered exhibit to Amendment No. 7 to the Company’s Registration Statement on Form S-1, as amended (333-174925), filed with the Commission on March 12, 2012, and incorporated by reference herein.
(4)	Previously filed as Exhibit 4.7 to Amendment No. 7 to the Company’s Registration Statement on Form S-1, as amended (333-174925), filed with the Commission on March 12, 2012, and incorporated by reference herein.
(5)	Previously filed as Exhibit 4.8 to Amendment No. 7 to the Company’s Registration Statement on Form S-1, as amended (333-174925), filed with the Commission on March 12, 2012, and incorporated by reference herein.
(6)	Previously filed as Exhibit 99.2 to the Company’s Registration Statement on Form S-8 (333-181382), filed with the Securities and Exchange Commission on May 14, 2012, and incorporated by reference herein.
(7)	Previously filed as Exhibit 99.3 to the Company’s Registration Statement on Form S-8 (333-181382), filed with the Securities and Exchange Commission on May 14, 2012, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Petaluma, State of California, on this 9th day of March, 2016.

ENPHASE ENERGY, INC.

By:	/s/ Paul B. Nahi
Paul B. Nahi
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul B. Nahi and Kris Sennesael, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul B. Nahi Paul B. Nahi	President and Chief Executive Officer (Principal Executive Officer)	March 9, 2016

/s/ Kris Sennesael Kris Sennesael	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	March 9, 2016

/s/ Neal Dempsey Neal Dempsey	Director	March 9, 2016

/s/ Steven J. Gomo Steven J. Gomo	Director	March 9, 2016

/s/ Benjamin Kortlang Benjamin Kortlang	Director	March 9, 2016

/s/ James J. McJunkin James J. McJunkin	Director	March 9, 2016

/s/ Richard Mora Richard Mora	Director	March 9, 2016

/s/ John Weber John Weber	Director	March 9, 2016

EXHIBITS

Exhibit Number	Exhibit Title

3.1	Amended and Restated Certificate of Incorporation of Enphase Energy, Inc. (1)

3.2	Amended and Restated Bylaws of Enphase Energy, Inc. (2)

4.1	Specimen Common Stock Certificate of Enphase Energy, Inc. (3)

4.2	2010 Amended and Restated Investors’ Rights Agreement by and between Enphase Energy, Inc. and the investors listed on Exhibit A thereto, dated March 15, 2010, as amended. (3)

4.3	Form of June 2011 Warrant to Purchase Common Stock of Enphase Energy, Inc. pursuant to that certain Amended and Restated Subordinated Convertible Loan Facility and Security Agreement. (4)

4.4	Form of November 2011 Warrant to Purchase Common Stock of Enphase Energy, Inc. pursuant to that certain Amended and Restated Subordinated Convertible Loan Facility and Security Agreement. (5)

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

23.2	Consent of Deloitte & Touche LLP, independent registered public accounting firm.

24.1 99.1 99.2	Power of Attorney (reference is made to the signature page of this Form S-8). 2011 Equity Incentive Plan and forms of agreement thereunder. (6) 2011 Employee Stock Purchase Plan. (7)

(1)	Previously filed as Exhibit 3.1 to the Current Report on Form 8-K (001-35480), filed with the Securities and Exchange Commission on April 6, 2012, and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.5 to Amendment No. 7 to the Company’s Registration Statement on Form S-1, as amended (333-174925), filed with the Commission on March 12, 2012, and incorporated by reference herein.
(3)	Previously filed as the like numbered exhibit to Amendment No. 7 to the Company’s Registration Statement on Form S-1, as amended (333-174925), filed with the Commission on March 12, 2012, and incorporated by reference herein.
(4)	Previously filed as Exhibit 4.7 to Amendment No. 7 to the Company’s Registration Statement on Form S-1, as amended (333-174925), filed with the Commission on March 12, 2012, and incorporated by reference herein.
(5)	Previously filed as Exhibit 4.8 to Amendment No. 7 to the Company’s Registration Statement on Form S-1, as amended (333-174925), filed with the Commission on March 12, 2012, and incorporated by reference herein.
(6)	Previously filed as Exhibit 99.2 to the Company’s Registration Statement on Form S-8 (333-181382), filed with the Securities and Exchange Commission on May 14, 2012, and incorporated by reference herein.
(7)	Previously filed as Exhibit 99.3 to the Company’s Registration Statement on Form S-8 (333-181382), filed with the Securities and Exchange Commission on May 14, 2012, and incorporated by reference herein.